UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 29, 2026
  _____________________________________
HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia 23607
(Address of principal executive offices) (Zip code)
(757) 380-2000
(Registrant’s telephone number, including area code)
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 29, 2026, Huntington Ingalls Industries, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.
Item 1 - Election of Directors
Votes regarding the election of 11 directors, for terms ending in 2027, were as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Augustus L. Collins	29,402,518	2,210,237	37,608	3,836,489
Leo P. Denault	31,423,012	189,520	37,831	3,836,489
Kirkland H. Donald	31,463,591	150,304	36,468	3,836,489
Craig S. Faller	31,407,328	205,102	37,933	3,836,489
Victoria D. Harker	30,570,973	1,039,506	39,884	3,836,489
Frank R. Jimenez	30,376,300	1,211,538	62,525	3,836,489
Christopher D. Kastner	31,529,294	88,773	32,296	3,836,489
Tracy B. McKibben	27,331,436	4,240,845	78,082	3,836,489
Stephanie L. O'Sullivan	31,493,059	119,623	37,681	3,836,489
Thomas C. Schievelbein	30,547,525	1,065,512	37,326	3,836,489
Nick L. Stanage	31,169,529	441,108	39,726	3,836,489

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis
Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
31,129,918	422,646	97,799	3,836,489

Item 3 - Proposal to Ratify the Appointment of the Company's Independent Auditor

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2026 were as follows:

For	Against	Abstentions	Broker Non-Votes
34,620,782	793,196	72,874	—

Item 4 - Stockholder Proposal Requesting an Annual Report on the Company's Political Spending
Votes on a stockholder proposal requesting an annual report on the Company's political spending were as follows:

For	Against	Abstentions	Broker Non-Votes
3,556,445	27,876,860	217,058	3,836,489

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

May 1, 2026	By:	/s/ Tiffany M. King
Tiffany M. King
Corporate Vice President, Associate General Counsel and Secretary